UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 30, 2003
Date of Report (Date of earliest event reported)

VIRAGEN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17827	11-2788282

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

865 SW 78th Avenue, Suite 100, Plantation, Florida 33324
(Address of principal executive offices)

(954) 233-8377
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

     On January 30, 2003, Viragen International, Inc. announced that effective immediately Mr. Carl N. Singer will succeed Gerald Smith as Chairman of the Board of Directors, President and Chief Executive Officer.

     A copy of the press release dated January 30, 2003 issued by the Company is filed as Exhibit 99.1 to this Current Report on
Form 8-K.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

99.1	Press Release dated January 30, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRAGEN INTERNATIONAL, INC.

Date: January 30, 2003	By: /s/ Dennis W. Healey

Dennis W. Healey Executive Vice President and Chief Financial Officer

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Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release dated January 30, 2003.

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